Exhibit 99.1

Protolabs Reports Financial Results for the Second Quarter of 2023
Revenue of $122.3 million in the Second Quarter of 2023
Network revenue of $20.2 million; a 79.3% YoY increase
GAAP Loss Per Share of $0.01; Non-GAAP Earnings Per Share of $0.33
MAPLE PLAIN, Minn. – August 4, 2023 – Proto Labs, Inc. (the "Company" or "Protolabs") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the second quarter ended June 30, 2023.
Second Quarter 2023 Highlights:
•Revenue for the second quarter of 2023 was $122.3 million, representing a 3.7 percent decrease compared to revenue of $126.9 million in the second quarter of 2022.
•Revenue generated from our digital network powered by Hubs was $20.2 million in the second quarter, representing growth of 79.3 percent over the second quarter of 2022 and 17.6 percent sequential growth compared to the first quarter of 2023.
•Net loss for the second quarter of 2023 was $0.4 million, or $0.01 per diluted share.
•Non-GAAP net income was $8.7 million, or $0.33 per diluted share. See “Non-GAAP Financial Measures” below.
“Our broad customer offer, powered by internal digital factories and network manufacturing partners, allows us to offer customers a differentiated value proposition and serve their varying needs in any economic climate,” said Rob Bodor, President and Chief Executive Officer. “Amidst the continued contraction of manufacturing, Protolabs improved gross and operating margins sequentially while continuing to delight our customers and advance our 2023 strategic initiatives.”
Additional Second Quarter 2023 Highlights:
•Protolabs served 23,377 unique product developers during the quarter.
•The Company repurchased $9.0 million of shares during the quarter.
•Gross margin was 43.4 percent of revenue in the second quarter of 2023.
•Non-GAAP gross margin was 44.1 percent of revenue in the second quarter of 2023, representing a sequential increase of 70 basis points. See “Non-GAAP Financial Measures” below.
•EBITDA was $11.4 million, or 9.3 percent of revenue, in the second quarter of 2023, compared to $15.1 million, or 11.9 percent of revenue, in the second quarter of 2022. See “Non-GAAP Financial Measures” below.
•Adjusted EBITDA was $19.2 million, or 15.7% of revenue, in the second quarter of 2023, compared to $24.6 million, or 19.4% of revenue, in the second quarter of 2022. See “Non-GAAP Financial Measures” below.
•Cash and investments balance was $102.8 million as of June 30, 2023.
“Driven by the current economic climate, through the first half of 2023 demand for our longer lead times and lower-priced offerings has outpaced demand for our quick-turn offer, and we will continue to adapt our operations to align with demand,” said Dan Schumacher, Chief Financial Officer. “We are among the most profitable and positive cash generating digital manufacturers, enabling us to continue to invest in future growth among economic volatility and dynamic customer preferences.”
Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable GAP metrics, are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense and costs related to the closure of Japan (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin excluding Japan, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results. The Company has included non-GAAP operating margin excluding Japan, adjusted for stock-based compensation expense, amortization expense, and costs related to the Japan closure activities (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to the closure of Japan (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP gross margin excluding Japan, non-GAAP operating margin, non-GAAP operating margin excluding Japan, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.
Conference Call
The Company has scheduled a conference call to discuss its second quarter 2023 financial results and third quarter 2023 outlook today, August 4, 2023 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/ik5odgi6. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.
About Protolabs
Protolabs is the fastest and most comprehensive digital manufacturing service in the world. Our digital factories produce low-volume parts in days while our digital network of manufacturing partners powered by Hubs unlocks advanced capabilities and volume pricing at higher quantities. The result? One manufacturing source—from prototyping to production—for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.
Source: Proto Labs, Inc.
Investor Relations Contact
Protolabs
Ryan Johnsrud, 612-225-4873
Manager – Investor Relations and FP&A
ryan.johnsrud@protolabs.com
Media Contact
Protolabs
Brent Renneke, 763-479-7704
PR & Media Strategist
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	June 30, 2023	December 31, 2022
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$66,493	$56,558
Short-term marketable securities	19,945	23,568
Accounts receivable, net	75,034	76,225
Inventory	14,311	13,578
Income taxes receivable	868	4,042
Prepaid expenses and other current assets	8,501	12,597
Total current assets	185,152	186,568

Property and equipment, net	248,614	257,785
Goodwill	273,991	273,991
Other intangible assets, net	28,353	31,250
Long-term marketable securities	16,344	26,419
Operating lease assets	3,084	3,844
Finance lease assets	16,934	17,532
Other long-term assets	4,738	4,779
Total assets	$777,210	$802,168

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$16,474	$17,356
Accrued compensation	12,486	12,743
Accrued liabilities and other	19,155	22,384
Current operating lease liabilities	1,209	1,561
Current finance lease liabilities	16,549	17,537
Income taxes payable	348	—
Total current liabilities	66,221	71,581

Long-term operating lease liabilities	1,833	2,255
Long-term finance lease liabilities	745	—
Long-term deferred tax liabilities	20,790	26,322
Other long-term liabilities	4,936	4,362

Shareholders' equity	682,685	697,648
Total liabilities and shareholders' equity	$777,210	$802,168

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue
Injection Molding	$48,819	$53,355	$100,767	$106,753
CNC Machining	48,297	48,222	96,401	94,320
3D Printing	21,005	19,963	42,330	39,635
Sheet Metal	3,939	5,160	8,187	9,847
Other Revenue	205	202	439	515
Total Revenue	122,265	126,902	248,124	251,070

Cost of revenue	69,142	69,480	141,225	137,844
Gross profit	53,123	57,422	106,899	113,226

Operating expenses
Marketing and sales	21,730	21,055	44,181	41,641
Research and development	9,865	9,450	20,542	20,007
General and administrative	15,822	16,522	32,655	33,293
Closure of Japan business	98	5,194	164	5,194
Total operating expenses	47,515	52,221	97,542	100,135
Income from operations	5,608	5,201	9,357	13,091
Other (loss) income, net	(3,368)	1	(2,078)	(299)
Income before income taxes	2,240	5,202	7,279	12,792
Provision for income taxes	2,623	2,645	5,003	5,140
Net (loss) income	$(383)	$2,557	$2,276	$7,652

Net (loss) income per share:
Basic	$(0.01)	$0.09	$0.09	$0.28
Diluted	$(0.01)	$0.09	$0.09	$0.28

Shares used to compute net (loss) income per share:
Basic	26,210,478	27,530,739	26,414,467	27,515,583
Diluted	26,210,478	27,536,823	26,445,427	27,524,019

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2023	2022
Operating activities
Net income	$2,276	$7,652
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,883	20,274
Stock-based compensation expense	7,370	8,428
Deferred taxes	(5,605)	(5,653)
Interest on finance lease obligations	568	-
Loss on foreign currency translation	3,906	-
Impairments related to closure of Japan business	-	1,792
Gain on disposal of property and equipment	(428)	-
Other	215	32
Changes in operating assets and liabilities:	4,682	(1,485)
Net cash provided by operating activities	31,867	31,040

Investing activities
Purchases of property, equipment and other capital assets	(6,829)	(6,030)
Proceeds from sales of property, equipment and other capital assets	623	-
Purchases of marketable securities	-	(38,882)
Proceeds from sales of marketable securities	—	1,000
Proceeds from call redemptions and maturities of marketable securities	14,020	7,396
Net cash provided by (used in) investing activities	7,814	(36,516)

Financing activities
Proceeds from exercises of stock options	1,986	2,311
Purchases of shares withheld for tax obligations	(1,425)	(1,615)
Repurchases of common stock	(30,064)	(5,239)
Principal repayments of finance lease obligations	(163)	(278)
Net cash used in financing activities	(29,666)	(4,821)
Effect of exchange rate changes on cash and cash equivalents	(80)	(966)
Net increase (decrease) in cash and cash equivalents	9,935	(11,263)
Cash and cash equivalents, beginning of period	56,558	65,929
Cash and cash equivalents, end of period	$66,493	$54,666

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities
GAAP net (loss) income	$(383)	$2,557	$2,276	$7,652
Add back:
Stock-based compensation expense	3,675	4,031	7,370	8,428
Amortization expense	1,484	1,527	3,010	3,072
Unrealized (gain) loss on foreign currency	187	271	115	360
Costs related to Japan closure activities	4,004	5,194	4,070	5,194
Total adjustments [1]	9,350	11,023	14,565	17,054
Income tax benefits on adjustments [2]	(296)	(776)	(298)	(1,458)
Non-GAAP net income	$8,671	$12,804	$16,543	$23,248

Non-GAAP net income per share:
Basic	$0.33	$0.47	$0.63	$0.84
Diluted	$0.33	$0.46	$0.63	$0.84

Shares used to compute non-GAAP net income per share:
Basic	26,210,478	27,530,739	26,414,467	27,515,583
Diluted	26,224,562	27,536,823	26,445,427	27,524,019

1Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022

Cost of revenue	$803	$870	$1,611	$1,799

Marketing and sales	855	813	1,547	1,550
Research and development	641	471	1,212	1,100
General and administrative	2,861	3,404	6,010	7,051
Closure of Japan business	98	5,194	164	5,194
Total operating expenses	4,455	9,882	8,933	14,895

Other income (loss), net	4,092	271	4,021	360
Total adjustments	$9,350	$11,023	$14,565	$17,054

2For the three and six months ended June 30, 2023 and 2022, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$122,265	$126,902	$248,124	$251,070
Gross profit	53,123	57,422	106,899	113,226
GAAP gross margin	43.4%	45.2%	43.1%	45.1%
Add back:
Stock-based compensation expense	461	528	927	1,115
Amortization expense	342	342	684	684
Total adjustments	803	870	1,611	1,799
Non-GAAP gross profit	$53,926	$58,292	$108,510	$115,025
Non-GAAP gross margin	44.1%	45.9%	43.7%	45.8%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$122,265	$126,902	$248,124	$251,070
Revenue excluding Japan	$122,265	$124,046	$248,124	$244,128
Gross profit	53,123	57,422	106,899	113,226
GAAP gross margin	43.4%	45.2%	43.1%	45.1%
Less: Japan gross profit	-	1,063	-	3,102
Gross Profit excluding Japan	53,123	56,359	106,899	110,124
GAAP gross margin excluding Japan	43.4%	45.4%	43.1%	45.1%
Add back:
Stock-based compensation expense	461	528	927	1,115
Amortization expense	342	342	684	684
Less:
Japan stock-based compensation expense	-	22	-	47
Japan amortization expense	-	-	-	-
Total adjustments	803	848	1,611	1,752
Non-GAAP gross profit excluding Japan	$53,926	$57,207	$108,510	$111,876
Non-GAAP gross margin excluding Japan	44.1%	46.1%	43.7%	45.8%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$122,265	$126,902	$248,124	$251,070
Income from operations	5,608	5,201	9,357	13,091
GAAP operating margin	4.6%	4.1%	3.8%	5.2%
Add back:
Stock-based compensation expense	3,675	4,031	7,370	8,428
Amortization expense	1,484	1,527	3,010	3,072
Costs related to Japan closure activities	98	5,194	164	5,194
Total adjustments	5,257	10,752	10,544	16,694
Non-GAAP income from operations	$10,865	$15,953	$19,901	$29,785
Non-GAAP operating margin	8.9%	12.6%	8.0%	11.9%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$122,265	$126,902	$248,124	$251,070
Revenue excluding Japan	$122,265	$124,046	$248,124	$244,128
Income from operations	5,608	5,201	9,357	13,091
GAAP operating margin	4.6%	4.1%	3.8%	5.2%
Less: Japan (loss) income from operations	(128)	(542)	(474)	4
Income from operations excluding Japan	5,736	5,743	9,831	13,087
GAAP operating margin excluding Japan	4.7%	4.6%	4.0%	5.4%
Add back:
Stock-based compensation expense	3,675	4,031	7,370	8,428
Amortization expense	1,484	1,527	3,010	3,072
Costs related to Japan closure activities	98	5,194	164	5,194
Less:
Japan stock-based compensation expense	7	147	17	297
Japan amortization expense	-	-	-	-
Total adjustments	5,250	10,605	10,527	16,397
Non-GAAP income from operations excluding Japan	$10,986	$16,348	$20,358	$29,484
Non-GAAP operating margin excluding Japan	9.0%	13.2%	8.2%	12.1%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue	$122,265	$126,902	$248,124	$251,070
GAAP net (loss) income	(383)	2,557	2,276	7,652
GAAP net (loss) income margin	(0.3%)	2.0%	0.9%	3.0%
Add back:
Amortization expense	$1,484	$1,527	$3,010	$3,072
Depreciation expense	8,011	8,515	15,873	17,202
Interest income, net	(372)	(149)	(722)	(194)
Provision for income taxes	2,623	2,645	5,003	5,140
EBITDA	11,363	15,095	25,440	32,872
EBITDA Margin	9.3%	11.9%	10.3%	13.1%
Add back:
Stock-based compensation expense	3,675	4,031	7,370	8,428
Unrealized (gain) loss on foreign currency	187	271	115	360
Costs related to Japan closure activities	4,004	5,194	4,070	5,194
Total adjustments	7,866	9,496	11,555	13,982
Adjusted EBITDA	$19,229	$24,591	$36,995	$46,854
Adjusted EBITDA Margin	15.7%	19.4%	14.9%	18.7%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$96,321	$-	$96,321	$100,655	(4.3%)	(4.3%)
Europe	25,944	512	26,456	23,391	10.9%	13.1%
Japan	-	-	-	2,856	(100.0%)	(100.0%)
Total revenue	$122,265	$512	$122,777	$126,902	(3.7%)	(3.3%)

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$194,067	$-	$194,067	$196,151	(1.1%)	(1.1%)
Europe	54,057	2,977	57,034	47,977	12.7%	18.9%
Japan	-	-	-	6,942	(100.0%)	(100.0%)
Total revenue	$248,124	$2,977	$251,101	$251,070	(1.2%)	—%

1Revenue for the three and six months ended June 30, 2023 has been recalculated using 2022 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2022 to GAAP revenue for the three and six months ended June 30, 2023.
3This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2022 to non-GAAP revenue for the three and six months ended June 30, 2023 (as recalculated using the foreign currency exchange rates in effect during the three and six months ended June 30, 2022) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2023			Three Months Ended June 30, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$48,819	$257	$49,076	$53,355	(8.5)%	(8.0)%
CNC Machining	48,297	125	48,422	48,222	0.2	0.4
3D Printing	21,005	131	21,136	19,963	5.2	5.9
Sheet Metal	3,939	1	3,940	5,160	(23.7)	(23.6)
Other Revenue	205	(2)	203	202	1.5	0.5
Total Revenue	$122,265	$512	$122,777	$126,902	(3.7%)	(3.3%)

	Six Months Ended June 30, 2023			Six Months Ended June 30, 2022	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$100,767	$1,436	$102,203	$106,753	(5.6)%	(4.3)%
CNC Machining	96,401	860	97,261	94,320	2.2	3.1
3D Printing	42,330	667	42,997	39,635	6.8	8.5
Sheet Metal	8,187	11	8,198	9,847	(16.9)	(16.7)
Other Revenue	439	3	442	515	(14.8)	(14.2)
Total Revenue	$248,124	$2,977	$251,101	$251,070	(1.2%)	—%

1Revenue for the three and six months ended June 30, 2023 has been recalculated using 2022 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2022 to GAAP revenue for the three and six months ended June 30, 2023.
3This column presents the percentage change from GAAP revenue for the three and six months ended June 30, 2022 to non-GAAP revenue for the three and six months ended June 30, 2023 (as recalculated using the foreign currency exchange rates in effect during the three and six months ended June 30, 2022) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2023	2022	2023	2022
Unique product developers and engineers served	23,377	24,058	35,743	36,878